Exhibit 10.6

INTERCREDITOR AGREEMENT

(Separate Priority Collateral with Waterfall)

This INTERCREDITOR AGREEMENT, dated as of this __ day of March, 2022 (this “Agreement”), is between Utica Leaseco, LLC (the “Lender”), and LSQ Funding Group, L.C. (“LSQ”), with respect to certain financing arrangements with Heat Waves Hot Oil Services LLC ("Debtor").

WHEREAS, Debtor and Lender are parties to a Master Lease Agreement dated as of March ___, 2022, and the riders and schedules executed in connection therewith (as amended, supplemented, modified, or restated from time to time) (the “Lender Agreement”), pursuant to which, among other things, Lender has agreed, subject to the terms and conditions set forth in such agreement, to make certain financing arrangements to the Debtor,

WHEREAS, Debtor and LSQ are parties to an Invoice Purchase Agreement dated March 22, 2022, (as amended, supplemented, modified, or restated from time to time, and any related agreements) (the “LSQ Agreement”),

WHEREAS, Lender and LSQ have each filed or may hereafter file financing statements under the Uniform Commercial Code and other title documents or assignments; and

WHEREAS, Lender and LSQ desire to agree to the relative priority of their respective security interests in and liens on the Collateral (as hereinafter defined) and certain other rights, priorities and interests.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, it is hereby agreed as follows:

AGREEMENT

1.     Definitions. The following terms used herein shall have the following meaning. All capitalized terms not herein defined shall have the meaning set forth in the Uniform Commercial Code:

1.1.     “Bankruptcy Code” – means Title 11 of the United States Code.

1.2.     “Chosen State” – means the State of Florida.

1.3.     “Collateral” – means collectively, the Lender Priority Collateral and the LSQ Priority Collateral.

1.4.     “Creditors” – means Lender and LSQ.

1.5.     “Debtor” has the meaning set forth in the preamble to this Agreement.

1.6.     “Enforcement” – means to make demand for payment or accelerate the indebtedness of Debtor, repossess any collateral or commence the judicial enforcement of any of the rights and remedies under the Lender Agreement, the LSQ Agreement or applicable law.

1.7.     “Enforcement Notice” – means a written notice delivered by either Lender or LSQ to the other stating that a default or event of default under the Lender Agreement or LSQ Agreement, as applicable, has occurred and is continuing

1.8.     “Lender” – has the meaning set forth in the preamble of this Agreement.

1.9.     “Lender Agreement” – has the meaning set forth in the recitals of this Agreement.

1.10.     “Lender Obligations” – means obligations of the Debtor to Lender secured by the Lender Collateral.

1.1.     “Lender Priority Collateral” – shall mean all now owned and hereafter acquired Equipment of Debtor, including, without limitation, the Equipment described in the Lender Agreement, all embedded software, all additions, attachments, accessories and accessions to the forgoing, all user manuals and similar documentation, and all proceeds of the foregoing (including insurance proceeds) wherever located. “LSQ Agreement” – has the meaning set forth in the recitals to this Agreement

1.2.     “LSQ Obligations” – means the obligations owed by the Debtor to LSQ secured by the LSQ Collateral.

1.3.     “LSQ Priority Collateral” – shall mean all now owned and hereafter acquired Accounts, cash and non-cash Proceeds, and Supporting Obligations of the foregoing (including insurance proceeds and proceeds of proceeds) in any form and wherever located; and Books and Records specifically related to the Accounts and proceeds.

1.4.     “Party” – means each of Lender and LSQ.

2.      Priority. Notwithstanding the date, manner or order of perfection of the security interests and liens granted to Lender and LSQ, and notwithstanding any provisions of the Uniform Commercial Code, or any applicable law or decision or the Lender Agreement or the LSQ Agreement, or whether Lender or LSQ holds possession of all or any part of the Collateral, the following, as between Lender and LSQ, shall be the relative priority of the security interests and liens of Lender and LSQ in the Collateral:

(a)         Lender shall have a first and prior assignment of and security interest in the Lender’s Priority Collateral and all proceeds thereto, including insurance proceeds relating thereto; and

(b)         LSQ shall have a priority assignment of, and security interest in the LSQ Priority Collateral and all proceeds thereof, including insurance proceeds relating thereto, and all products thereof.

3.     Distribution of Proceeds of Collateral. All proceeds of Collateral shall be distributed in accordance with the following procedure, to the extent permitted by law:

(a)         All proceeds of Lender Priority Collateral shall be paid to Lender for application to the Lender Obligations with any residual proceeds after satisfaction in full of the Lender Obligations and termina‐tion of the Lender Agreement being paid to LSQ; and

(b)         All proceeds of LSQ Priority Collateral shall be paid to LSQ for application to the LSQ Obligations with any residual proceeds after satisfaction in full of the LSQ Obligations and termination of the LSQ Agreement being paid to Lender; and

(c)         After the Lender Obligations and the LSQ Obligations have been paid or satisfied in full, the balance of proceeds of Collateral, if any, shall be paid to Debtor or as otherwise required by applicable law.

4.     Enforcement of Security Interest. Each Creditor agrees not to commence any Enforcement until an Enforcement Notice has been given by such Creditor to the other Creditor; provided, however, that, after delivery of such Enforcement Notice:

4.1.     Lender may, at its option, take any action to accelerate payment of the Lender Obligations and to foreclose or realize upon or enforce any of its rights with respect to Lender Priority Collateral, without the prior written consent of LSQ.

4.2.     LSQ may, at its option, take any action to accelerate payment of the LSQ Obligations and to foreclose or realize upon or enforce any of its rights with respect to the LSQ Priority Collateral, without the prior written consent of Lender.

4.3.     Notwithstanding anything to the contrary contained in any agreement between Debtor and LSQ, default by Debtor in the performance of the Lender Obligations shall constitute a default by Debtor in the performance of the LSQ Obligations, and a default by Debtor in the performance of the LSQ Obligations shall constitute a default by Debtor in the performance of the Lender Obligations.

5.     Proceeds of Collateral.

5.1.     Any proceeds of Collateral, or proceeds of proceeds, received by a Creditor that is subject to the priority security interest of the other Creditor shall be, immediately upon discovery, paid to the Creditor holding the senior security interest.

6.     Lender Covenants and Warranties. Lender warrants covenants and represents that it:

6.1.     Is the owner of the Lender Obligations, free and clear of the claims of any other entity other than those in favor of a Lender Pledgee. A “Lender Pledgee” means a lender who advances or has advanced credit to Lender and to whom Lender grants or has granted in favor of such lender a security interest in assets of Lender which include the Lender Obligations as collateral security for Lender repayment obligations thereunder.

6.2.     Will not, at any time while this Agreement is in effect, sell, transfer, pledge, assign, hypothecate, or otherwise dispose of any or all of the Lender Obligations to any entity other than a Lender Pledgee or one which agrees in a writing, satisfactory in form and substance to LSQ (the “Lender Transfer Document”), to become a party hereto and to succeed to the rights and to be bound by all of the obligations of Lender hereunder. In the case of any such proposed disposition by Lender, it will notify LSQ at least (10) ten days prior to the date of any of such intended disposition and include with such notice a copy of the proposed Lender Transfer Document.

6.3.     Will, at the request of LSQ, promptly release any lien and security interest it has on any LSQ Priority Collateral to facilitate its transfer or sale so long as the proceeds thereof are applied against the LSQ Obligations. .

6.4.     If requested by LSQ, will not withhold its consent to any sale of any of the LSQ Collateral by the Debtor free and clear of the liens of LSQ and Lender.

6.5.     Waives any rights it may have to claim that the enforceability of this Agreement may be affected by any subsequent modification, release, extension, or other change, material or otherwise, in the LSQ Obligations or the LSQ Collateral.

7.     LSQ Covenants and Warranties.

7.1.     Is the owner of the LSQ Obligations, free and clear of the claims of any other entity.

7.2.      Will not, at any time while this Agreement is in effect, sell, transfer, pledge, assign, hypothecate, or otherwise dispose of any or all of the LSQ Obligations to any entity other than one which agrees in a writing, satisfactory in form and substance to Lender (the “LSQ Transfer Document”), to become a party hereto and to succeed to the rights and to be bound by all of the obligations of LSQ hereunder. In the case of any such proposed disposition by LSQ, it will notify Lender at least (10) ten days prior to the date of any of such intended disposition and include with such notice a copy of the proposed LSQ Transfer Document.

7.3.     Will, at the request of Lender, promptly release any lien and security interest it has on any Lender Collateral to facilitate its transfer or sale so long as the proceeds thereof are applied against the Lender Obligations.

7.4.     After request by Lender, will not withhold its consent to any sale of any of the Lender Priority Collateral by the Debtor free and clear of the liens of LSQ and Lender.

7.5.     Waives any rights it may have to claim that the enforceability of this agreement may be affected by any subsequent modification, release, extension, or other change, material or otherwise, in the Lender Obligations or the Lender Collateral.

8.     Remedy for Breach. Any breach hereof is likely to cause irreparable damage to the aggrieved party. Therefore, the relief to which such party shall be entitled in such event shall include, but not be limited to: (a) a mandatory injunction for specific performance, (b) judicial relief to prevent a violation of any of the provisions of this Agreement, (c) damages, and (d) any other relief to which it may be entitled at law or in equity.

9.     No Duty to Provide Financial Accommodations. Nothing contained herein or in any prior agreement or understanding shall be deemed to create any duty on the part of either party to extend or continue to extend financial accommodations to the Debtor.

10.     Waiver of Marshaling. Lender hereby waives any and all rights to have the LSQ Collateral, or any part thereof, marshaled upon any foreclosure of or other enforcement of any of LSQ liens. LSQ hereby waives any and all rights to have the Lender Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of any of Lender Liens.

11.     Governing Law; Waiver Of Jury Trial; Attorney’s Fees. This agreement has been delivered and accepted in and shall be deemed to have been made in Orlando, Florida and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws and decisions of the Chosen State without regard to its conflicts of law rules. As part of the consideration for the financial accommodations extended to debtor by senior creditor, junior creditor consents to the jurisdiction of any local, state or federal court located within the Chosen State and waives trial by jury and waives any objection to jurisdiction and venue of any action instituted hereunder, and further agrees not to assert any defense based on lack of jurisdiction or venue. If any party brings any action against the other to enforce this agreement, the prevailing party shall be entitled to recover the reasonable cost and attorney’s fees.

12.     Amendment and Waiver. This Agreement may be amended only by a writing signed by all Parties hereto. No failure to exercise and no delay in exercising any right, hereunder shall impair any such right which any Creditor may have, nor shall any waiver by any Creditor hereunder be deemed a waiver of any default or breach subsequently occurring.

13.     Construction. This Agreement and all agreements relating to the subject matter hereof is the product of negotiation and preparation by and among each party and its respective attorneys.

14.     Benefits Of This Agreement. This Agreement is solely for the benefit of and shall bind the Parties and their respective successors and assigns and no other entity shall have any right, benefit, priority, or interest hereunder.

15.     Term. Unless otherwise terminated by agreement of the Parties, this Agreement shall continue so long as each Creditor has a security interest in any portion of the Collateral.

16.     Enforcement. In the event that any Party finds it necessary to retain counsel in connection with the interpretation, defense, or enforcement of this agreement, the prevailing party shall recover its reasonable attorney’s fees and expenses from the unsuccessful party. It shall be presumed (subject to rebuttal only by the introduction of competent evidence to the contrary) that the amount recoverable is the amount billed to the prevailing party by its counsel and that such amount will be reasonable if based on the billing rates charged to the prevailing party by its counsel in similar matters.

17.     Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

18.     Notice. All notices required to be given to either party hereunder shall be deemed given upon the first to occur of: (a) deposit thereof in a receptacle under the control of the United States Postal Service; (b) transmittal by electronic means to a receiver under the control of the party to whom notice is being given; or (c) actual receipt by the party to whom notice is being given, or an employee or agent of thereof.

Lender

Address:          905 S. Blvd. East, Rochester Hills, MI 48307

Attention:        Renate LaCroix

Email:              renate.lacroix@uticaleaseco.com

LSQ

Address:          315 E. Robinson St Suite 200, Orlando, FL 32801

Attention:        William Samuelson

Email:              wsamuelson@lsq.com

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

UTICA LEASECO, LLC

By:
Name:
Title:

LSQ FUNDING GROUP, L.C.

By:
Name:
Title:

ACKNOWLEDGMENT AND AGREEMENT

The undersigned hereby accepts and acknowledges receipt of a copy of the foregoing Intercreditor Agreement and consents to and agrees to be bound by all provisions thereof. The undersigned further acknowledges and agrees that the Intercreditor Agreement may be modified or amended at any time or times without notice to or the consent of the undersigned.

As of ___________________ ___, 20__

Heat Waves Hot Oil Service LLC
(“Debtor”)

By:
Name:
Title:

Enservco Corporation (“Guarantor”)

By:
Name:
Title: